                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: October 15, 2001

                    CHASE MANHATTAN MARINE OWNER TRUST 1997-A
                             (Issuer of securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
             (Exact name of registrant as specified in its charter)

         United States                         333-32737                           22-2382028
------------------------------        -------------------------------     --------------------------
(State or other jurisdiction             (Commission File Number)                (IRS Employer
of incorporation)                                                              Identification No.)

        White Clay Center, Building 200, Newark, DE            19711
        --------------------------------------------       ------------
        (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

                            THE CHASE MANHATTAN BANK
             (Exact name of registrant as specified in its charter)

         New York                               333-32737                         13-4994650
------------------------------        -------------------------------     ---------------------------
(State or other jurisdiction             (Commission File Number)                (IRS Employer
of incorporation)                                                               Identification No.)

               270 Park Avenue, New York, New York             10017
               ----------------------------------------     ------------
               (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:


         Chase Manhattan Marine Owner Trust 1997-A is the issuer of 8 classes of Asset Backed Notes. The notes are serviced in accordance with the Sale and Servicing Agreement, dated as of October 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as a seller, The Chase Manhattan Bank, as seller, and The CIT Group/Sales Financing, Inc., as servicer.

         On October 15, 2001, CIT as servicer, distributed monthly interest to the holders of the notes. CIT furnished copies of the monthly reports for each class of notes as required by the Sale and Servicing Agreement. Copies of those monthly reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).  Exhibits

               Exhibits   Description
               --------   -----------

               20.1 Monthly Report with respect to the October 15, 2001 distribution

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 26, 2001

                           THE CIT GROUP/SALES FINANCING, INC.,
                           as Servicer



                            By: /s/ Gilmar Rodrigues
                               ---------------------------
                             Name: Gilmar Rodrigues
                             Title: Vice President

                                INDEX TO EXHIBITS


Exhibit No.      Description
-----------      -----------------
20.1             Monthly Report with respect to the October 15, 2001
                 distribution